Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ISG Resources, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R Steve Creamer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          1) The Report full complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

/s/  R Steve Creamer

R Steve Creamer
Chief Executive Officer
August 5, 2002



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